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                                                                   EXHIBIT 99.02

11/98                                                                     Page 1

                    MONTHLY STATEMENT TO CERTIFICATEHOLDERS
                          CC MASTER CREDIT CARD TRUST
                (Formerly Chevy Chase Master Credit Card Trust)
                                 Series 1994-5

RECEIVABLES


Beginning of the Month Principal Receivables:                $1,519,965,584.04
Beginning of the Month Finance Charge Receivables:           $   83,984,544.45
Beginning of the Month Discounted Receivables:               $            0.00
Beginning of the Month Total Receivables:                    $1,603,950,128.49


Removed Principal Receivables:                               $   97,550,000.89
Removed Finance Charge Receivables:                          $    6,337,537.79
Removed Total Receivables:                                   $  103,887,538.68


Additional Principal Receivables:                            $            0.00
Additional Finance Charge Receivables:                       $            0.00
Additional Total Receivables:                                $            0.00


Discounted Receivables Generated this Period:                $            0.00


End of the Month Principal Receivables:                      $1,403,464,039.58
End of the Month Finance Charge Receivables:                 $   81,614,618.32
End of the Month Discounted Receivables:                     $            0.00
End of the Month Total Receivables:                          $1,485,078,657.90


Special Funding Account Balance                              $            0.00
Aggregate Invested Amount (all Master Trust Series)          $1,210,000,000.00
End of the Month Seller Amount                               $  193,464,039.58
End of the Month Seller Percentage                                       13.78%


DELINQUENCIES AND LOSSES


End of the Month Delinquencies:                                 RECEIVABLES

     30-59 Days Delinquent                                   $   35,657,298.95
     60-89 Days Delinquent                                   $   28,462,878.99
     90+ Days Delinquent                                     $   53,741,108.73


     Total 30+ Days Delinquent                               $  117,861,286.67
     Delinquent Percentage                                                7.94%

Defaulted Accounts During the Month                          $    7,480,507.63
Annualized Default Percentage                                             5.91%

Principal Collections                                           150,466,366.40
Principal Payment Rate                                                    9.90%

Total Payment Rate                                                       10.97%



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11/98                                                                     Page 2


INVESTED AMOUNTS


     Class A Initial Invested Amount                         $  230,000,000.00
     Class B Initial Invested Amount                         $   20,000,000.00

INITIAL INVESTED AMOUNT                                      $  250,000,000.00

     Class A Invested Amount                                 $  322,000,000.00
     Class B Invested Amount                                 $   28,000,000.00

INVESTED AMOUNT                                              $  350,000,000.00

FLOATING ALLOCATION PERCENTAGE                                           23.78%
PRINCIPAL ALLOCATION PERCENTAGE                                          23.78%


MONTHLY SERVICING FEE                                        $      583,333.34

INVESTOR DEFAULT AMOUNT                                      $    1,778,864.72


CLASS A AVAILABLE FUNDS--


CLASS A FLOATING PERCENTAGE                                              92.00%

     Class A Finance Charge Collections                      $    5,951,991.11
     Other Amounts                                           $            0.00

TOTAL CLASS A AVAILABLE FUNDS                                $    5,951,991.11


     Class A Monthly Interest                                $    1,423,476.94
     Class A Servicing Fee                                   $      536,666.67
     Class A Investor Default Amount                         $    1,636,555.54

TOTAL CLASS A EXCESS SPREAD                                  $    2,355,291.96


REQUIRED AMOUNT                                              $            0.00


CLASS B AVAILABLE FUNDS


CLASS B FLOATING PERCENTAGE                                               8.00%

     Class B Finance Charge Collections                      $      517,564.44
     Other Amounts                                           $            0.00

TOTAL CLASS B AVAILABLE FUNDS                                $      517,564.44


     Class B Monthly Interest                                $      128,517.27
     Class B Servicing Fee                                   $       46,666.67


TOTAL CLASS B EXCESS SPREAD                                  $      342,380.50
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11/98                                                                     Page 3

EXCESS SPREAD --


TOTAL EXCESS SPREAD                                          $    2,697,672.46


     Excess Spread Applied to Required Amount                $            0.00

     Excess Spread Applied to Class A Investor               $            0.00
     Charge Offs

     Excess Spread Applied to Class B Items                  $      142,309.18

     Excess Spread Applied to Class B Investor               $            0.00
     Charge Offs

     Excess Spread Applied to Monthly Cash                   $       20,159.03
     Collateral Fee

     Excess Spread Applied to Cash Collateral                $            0.00
     Account

     Excess Spread Applied to other amounts owed             $            0.00
     Cash Collateral Depositor

TOTAL EXCESS FINANCE CHARGE COLLECTIONS ELIGIBLE
FOR GROUP I                                                  $    2,535,204.25


EXCESS FINANCE CHARGES COLLECTIONS -- GROUP I --

TOTAL EXCESS FINANCE CHARGE COLLECTIONS FOR ALL
SERIES IN GROUP I                                            $    9,332,447.20


SERIES 1994-5 EXCESS FINANCE CHARGE COLLECTIONS --

EXCESS FINANCE CHARGE COLLECTIONS ALLOCATED TO               $            0.00
SERIES 1994-5

     Excess Finance Charge Collections Applied to            $            0.00
     Required Amount

     Excess Finance Charge Collections Applied to            $            0.00
     Class A Investor Charge Offs

     Excess Finance Charge Collections Applied to            $            0.00
     Class B Items

     Excess Finance Charge Collections Applied to            $            0.00
     Class B Investor Charge Offs

     Excess Finance Charge Collections Applied to            $            0.00
     Monthly Cash Collateral Fee

     Excess Finance Charge Collections Applied to            $            0.00
     Cash Collateral Account

     Excess Finance Charge Collections Applied to            $            0.00
     other amounts owed Cash Collateral Depositor
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11/98                                                                     Page 4

YIELD AND BASE RATE --


     Base Rate (Current Month)                                            7.50%
     Base Rate (Prior Month)                                              7.64%
     Base Rate (Two Months Ago)                                           7.82%

THREE MONTH AVERAGE BASE RATE                                             7.65%

     Portfolio Yield (Current Month)                                     16.08%
     Portfolio Yield (Prior Month)                                       20.21%
     Portfolio Yield (Two Months Ago)                                    14.34%

THREE MONTH AVERAGE PORTFOLIO YIELD                                      16.88%


PRINCIPAL COLLECTIONS --

CLASS A PRINCIPAL PERCENTAGE                                             92.00%

     Class A Principal Collections                           $   32,830,546.02

CLASS B PRINCIPAL PERCENTAGE                                              8.00%

     Class B Principal Collections                           $    2,854,830.08

TOTAL PRINCIPAL COLLECTIONS                                  $   35,685,376.10





SHARED PRINCIPAL COLLECTIONS ALLOCABLE FROM OTHER            $            0.00
SERIES


CLASS A AMORTIZATION --

     Controlled Amortization Amount                          $            0.00
     Deficit Controlled Amortization Amount                  $            0.00

CONTROLLED DISTRIBUTION AMOUNT                               $            0.00


CLASS B AMORTIZATION --

     Controlled Amortization Amount                          $            0.00
     Deficit Controlled Amortization Amount                  $            0.00

CONTROLLED DISTRIBUTION AMOUNT                               $            0.00

EXCESS PRINCIPAL COLLECTIONS ELIGIBLE FOR                    $   35,685,376.10
PRINCIPAL SHARING


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11/98                                                                     Page 5

INVESTOR CHARGE OFFS --


CLASS A INVESTOR CHARGE OFFS                                 $            0.00

CLASS B INVESTOR CHARGE OFFS                                 $            0.00


PREVIOUS CLASS A CHARGE OFFS REIMBURSED                      $            0.00
PREVIOUS CLASS B CHARGE OFFS REIMBURSED                      $            0.00


CASH COLLATERAL ACCOUNT --


     Required Cash Collateral Amount                         $   49,000,000.00
     Available Cash Collateral Amount                        $   49,000,000.00


INTEREST RATE CAP PAYMENTS --


     Class A Interest Rate Cap Paymets                       $               0
     Class B Interest Rate Cap Paymets                       $               0

TOTAL DRAW AMOUNT                                            $            0.00
CASH COLLATERAL ACCOUNT SURPLUS                              $            0.00


                                         First USA Bank, NA,
                                         as Servicer


                                         By:  /s/ TRACIE KLIEN
                                              -------------------------------
                                                  Tracie H. Klein
                                                   Vice President